Deferred Costs	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deferred Costs
5.
DEFERRED COSTS

Deferred costs primarily consist of the incremental sales commission and service fee relating to obtaining of customers contract which is expected to be recovered and is capitalized pursuant to ASC 340-40 Other Assets and Deferred Cost relating to contracts with customers. The capitalized sales commission is amortized in the same manner the related revenue being recognized.

The movements of deferred costs for the years ended December 31, 2023 and 2024 are as follows:

	As of December 31,
	2023	2024
	RMB	RMB
Beginning balances (current and non-current)	121,725	83,047
Additions	22,813	14,267
Amortizations	(59,957)	(32,360)
Impairments	(1,534)	(4,158)
Ending balances (current and non-current)	83,047	60,796
Deferred costs, current	14,274	4,139
Deferred costs, non-current	68,773	56,657